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                                                                 Exhibit 99.T3G


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                   New York                                    13-5160382
     (Jurisdiction of incorporation                         (I.R.S. Employer
      if not a U.S. national bank)                          Identification No.)

One Wall Street, New York, New York                               10286
(Address of principal executive offices)                        (Zip code)

                                -----------------

                           FLAG TELECOM GROUP LIMITED
               (Exact name of obligor as specified in its charter)

                    Bermuda                                         N/A
       (State or other jurisdiction                          (I.R.S. Employer
   of incorporation or organization)                         Identification No.)


      Cedar House, 41 Cedar Avenue
      Hamilton, Bermuda                                              HM12
    (Address of principal executive offices)                      (Zip code)




                             SERIES A NOTES DUE 2005
                             SERIES B NOTES DUE 2004
                             SERIES C NOTES DUE 2004
                       (Title of the indenture securities)


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ITEM 1.   GENERAL INFORMATION.*

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the             2 Rector Street, New York, N.Y. 10006
   State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation      550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association        New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2.    AFFILIATIONS WITH OBLIGOR.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

              None. (See Note on page 2.)

ITEM 16.   LIST OF EXHIBITS.

             Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R.
229.10(d).

            1.    -    A copy of the Organization Certificate of The Bank of New
                       York (formerly Irving Trust Company) as now in effect,
                       which contains the authority to commence business and a
                       grant of powers to exercise corporate trust powers.
                       (Exhibit 1 to Amendment No. 1 to Form T-1 filed with
                       Registration Statement No. 33-6215, Exhibits 1a and 1b to
                       Form T-1 filed with Registration Statement No. 33-21672
                       and Exhibit 1 to Form T-1 filed with Registration
                       Statement No. 33-29637.)

            4.    -    A copy of the existing By-laws of the Trustee. (Exhibit 4
                       to Form T-1 filed with Registration Statement No.
                       33-31019.)

            6.    -    The consent of the Trustee required by Section 321(b) of
                       the Act. (Exhibit 6 to Form T-1 filed with Registration
                       Statement No. 33-44051.)

----------
     *Pursuant to General Instruction B, the Trustee has responded only to
Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

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            7.    -    A copy of the latest report of condition of the Trustee
                       published pursuant to law or to the requirements of its
                       supervising or examining authority.


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                                      NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New
York, and State of New York, on the 11th day of September, 2002.


                                                 THE BANK OF NEW YORK



                                                 By: /s/ Mary Lewicki
                                                     -------------------------
                                                 Name:  Mary Lewicki
                                                 Title: Vice President

























                                      - 2 -


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                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

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

ASSETS                                                                                        Dollar Amounts
                                                                                                In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..                                           $3,765,462
   Interest-bearing balances...........................                                            3,835,061
Securities:
   Held-to-maturity securities.........................                                            1,232,736
   Available-for-sale securities.......................                                           10,522,833
Federal  funds  sold  and  Securities  purchased  under                                            1,456,635
   agreements to resell................................
Loans and lease financing receivables:
   Loans and leases held for sale......................                                              801,505
   Loans and leases, net of unearned
     income........................................35,858,070
   LESS: Allowance for loan and
     lease losses.....................................608,375
   Loans and leases, net of unearned                                                              35,249,695
     income and allowance..............................
Trading Assets.........................................                                            8,132,696
Premises  and  fixed  assets   (including   capitalized                                              898,980
   leases).............................................
Other real estate owned................................                                                  911
Investments   in   unconsolidated    subsidiaries   and                                              220,609
   associated companies................................
Customers'   liability  to  this  bank  on  acceptances                                              574,020
   outstanding.........................................
Intangible assets......................................
   Goodwill............................................                                            1,714,761
   Other intangible assets.............................                                               49,213
Other assets...........................................                                            5,001,308
                                                                                                 -----------
Total assets...........................................                                          $73,954,859
                                                                                                 ===========
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

                                                                                                   EXHIBIT 7
                                                                                               (Page 2 of 3)

LIABILITIES
-----------
Deposits:
   In domestic offices.................................                                          $29,175,631
   Noninterest-bearing.......................11,070,277
   Interest-bearing..........................18,105,354
   In foreign offices, Edge and Agreement                                                         24,596,600
     subsidiaries, and IBFs............................
   Noninterest-bearing..........................321,299
   Interest-bearing..........................24,275,301
Federal  funds  purchased  and  securities  sold  under                                            1,922,197
   agreements to repurchase............................
Trading liabilities....................................                                            1,970,040
Other borrowed money:                                                                              1,577,518
   (includes  mortgage   indebtedness  and  obligations
   under capitalized leases).......
Bank's liability on acceptances executed and                                                         575,362
   outstanding.........................................
Subordinated notes and debentures......................                                            1,940,000
Other liabilities......................................                                            5,317,831
                                                                                                 -----------
Total liabilities......................................                                          $67,075,179
                                                                                                 ===========
EQUITY CAPITAL
--------------
Common stock...........................................                                            1,135,284
Surplus................................................                                            1,055,508
Retained earnings......................................                                            4,227,287
Accumulated other comprehensive income.................                                              (38,602)
Other equity capital components........................                                                    0
Total equity capital...................................                                            6,379,477
                                                                                                 -----------
Total liabilities and equity capital...................                                          $73,954,859
                                                                                                 ===========

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                                                                      EXHIBIT 7
                                                                   (Page 3 of 3)


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller
We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi                                                   Directors
Gerald L. Hassell
Alan R. Griffith